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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 10, 2001

                        ADAPTIVE BROADBAND CORPORATION
            (Exact name of registrant as specified in its charter)


       Delaware                000-07428                  94-1668412
(State of jurisdiction)  (Commission File No.) (IRS Employer Identification No.)


                             1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 732-4000


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Item 5.  Other Events.

         On January 10, 2001, Adaptive Broadband Corporation ("Adaptive") and Western Multiplex Corporation ("Western") mutually agreed to terminate the Agreement of Merger and Reorganization, dated as of November 12, 2000, by and among Adaptive, Western and WA Merger Sub, Inc. The press release of Adaptive, dated January 11, 2001, entitled "Adaptive Broadband and Western Multiplex Agree to Call Off Merger, Citing Current Unfavorable Market Conditions" is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.


      99.1 Press Release by Adaptive Broadband Corporation, dated January 11, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Adaptive Broadband Corporation


Dated:  January 11, 2001            By:  /s/ Ken Wees
                                       ------------------------
                                         Ken Wees
                                         Vice President,
                                         General Counsel
                                         and Secretary

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                               INDEX TO EXHIBITS


      99.1 Press Release by Adaptive Broadband Corporation, dated January 11, 2001.